Venerable Insurance and Annuity Company
and the following variable annuities supported by its Variable Annuity Accounts B:

GOLDENSELECT DVA
GOLDENSELECT ACCESS ONE
GOLDENSELECT DVA SERIES 100
GOLDENSELECT VALUE
SMARTDESIGN VARIABLE ANNUITY
SMARTDESIGN ADVANTAGE
SMARTDESIGN SIGNATURE

Prospectus Supplement Dated July 2, 2021

This supplement updates the Prospectus for your variable annuity Contract and subsequent supplements thereto.  Please read it carefully and keep it with your copy of the Prospectus and any subsequent supplements thereto for future reference.
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FUND NAME CHANGE

Applicable only to GoldenSelect DVA, GoldenSelect Access One, Smart Design, SmartDesign Advantage, and SmartDesign Signature Contracts.  Effective May 1, 2021, the VY® Invesco Oppenheimer Global Portfolio changed its name to the VY® Invesco Global Portfolio.  Therefore, all references to the VY® Invesco Oppenheimer Global Portfolio in your Contract prospectus and any subsequent supplements thereto are changed to the VY® Invesco Global Portfolio.

NOTICE OF AND IMPORTANT INFORMATION ABOUT UPCOMING FUND SUBSTITUTIONS

Pursuant to the terms of your variable annuity Contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s (“SEC”) statement on insurance product fund substitutions, Venerable Insurance and Annuity Company (the “Company”) and its Separate Account B (the “Separate Account”) intend to replace, effective on or about the close of business on October 15, 2021, (the “Substitution Date”) the following “Existing Funds” with the corresponding “Replacement Funds”:
Existing Fund	Replacement Fund
Voya Growth and Income Portfolio – Class I	Voya Russell Large Cap Index Portfolio – Class I
Voya Growth and Income Portfolio – Class ADV and S	Voya Russell Large Cap Index Portfolio – Class S
ProFund VP Bull	Voya Russell Large Cap Index Portfolio – Class S
Voya Large Cap Value Portfolio – Class S	Voya Russell Large Cap Value Index Portfolio – Class S
Voya MidCap Opportunities Portfolio – Class S	Voya Russell Mid Cap Growth Index Portfolio – Class S

These fund substitutions will only affect you if you currently invest in or plan to invest in a subaccount that corresponds to an Existing Fund.  Not all of the share classes of the Existing Funds may be available through your Contract.  Please refer to your Contract prospectus and any subsequent supplements thereto for the list of the Existing Funds and their share classes available to you.

Please Note:  For the SmartDesign, SmartDesign Advantage and SmartDesign Signature Contracts where Class I shares of the Voya Growth and Income Portfolio are closed to new investment, on or before the Substitution Date Class I shares of the Voya Russell Large Cap Index Portfolio will be added to the Contracts but will also be closed to new investment immediately after accepting the assets from the Existing Fund.  All new investments after the Substitution Date directed to the Voya Russell Large Cap index Portfolio will be allocated to Class S shares of that fund.

The following lists important information regarding the proposed fund substitutions:
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Voluntary Transfers before the Substitution Date.  Prior to the Substitution Date and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in an Existing Fund to any other available subaccount or to any available fixed interest option free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers);

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On the Substitution Date.  On the Substitution Date, your investment in the subaccount that invests in an Existing Fund will automatically become an investment in the subaccount that invests in the corresponding Replacement Fund with an equal total net asset value;

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No Fees, Charges, or Taxes.  You will not incur any fees or charges or any tax liability because of the substitutions, and your Contract Value immediately before the substitutions will equal your Contract Value immediately after the substitutions;

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Fund Fees and Expenses.  The overall fees and expenses of each Replacement Fund are less than those of the corresponding Exiting Fund.  Each Replacement Fund’s fees and expenses, investment objective and information about its investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus;

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Replacement Funds’ Summary Prospectuses.  Prior to the Substitution Date you will be sent a summary prospectus for each Replacement Fund.  Read the Replacement Funds’ summary prospectuses carefully before deciding what to do with amounts allocated to subaccounts that invest in the Existing Funds that correspond to the Replacement Funds.  If you have not received or have access to a Replacement Fund’s summary prospectus or need to request another, please contact Customer Service at 1-800-366-0066 or send an email request to smb-usa-mailbox@venerable.com;

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Allocations after the Substitution Date.  Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the subaccount that invests in an Existing Fund will be automatically allocated to the subaccount that invests in the corresponding Replacement Fund.  You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066; and

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Existing Funds no longer Available.  After the Substitution Date, the Existing Funds will no longer be available through the Contract and there will be no further disclosure regarding them in any future Contract prospectus.

FUND INFORMATION

Applicable only to GoldenSelect DVA, GoldenSelect Access One, Smart Design, SmartDesign Advantage, and SmartDesign Signature Contracts.  The ProFund VP Rising Rates Opportunity fund, which is closed to all new investment through the Contracts, changed its investment objective to be as follows:

Fund	Investment Objective
ProFund VP Rising Rate Opportunity
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.  The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.